FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2023
FINANCIAL INSTRUMENTS
FINANCIAL INSTRUMENTS

NOTE 17 — FINANCIAL INSTRUMENTS

a) General considerations - Gerdau S.A. and its subsidiaries enter into transactions with financial instruments whose risks are managed through market strategies discussed and shared with senior management and in accordance with internal guidelines and control systems for exposure limits to them. All financial instruments are recorded in the accounting books and presented as short-term investments, trade accounts receivable - net, fair value of derivatives, other current assets, other non - current assets, trade accounts payable – domestic market, trade accounts payable – debtor risk, trade accounts payable - imports, loans and financing, debentures, related parties, other current liabilities and other non-current liabilities.

The Company has derivatives and non-derivative instruments, such as the hedge for some operations under hedge accounting. These operations are intended to protect the Company against exchange rate fluctuations on foreign currency loans, interest rate and commodity prices fluctuations. These transactions are carried out considering direct active or passive exposures, without leverage.

b) Fair Value  — the Fair Value of the financial instruments is as follows:

	2023		2022
	Book	Fair	Book	Fair
	value	value	value	value
Assets
Short-term investments	2,338,097	2,338,097	2,959,135	2,959,135
Trade accounts receivable - net	4,875,394	4,875,394	4,999,004	4,999,004
Fair value of derivatives	766	766	3,272	3,272
Other current assets	543,288	543,288	789,901	789,901
Other non-current assets	355,390	355,390	700,377	700,377
Liabilities
Trade accounts payable - domestic market	4,120,701	4,120,701	4,241,819	4,241,819
Trade accounts payable - debtor risk	584,320	584,320	653,085	653,085
Trade accounts payable - imports	1,196,162	1,196,162	1,724,019	1,724,019
Loans and Financing	10,079,675	10,161,103	11,179,617	11,267,779
Debentures	813,633	812,413	1,427,773	1,421,187
Related parties	24,992	24,992	24,890	24,890
Fair value of derivatives	20,648	20,648	19,056	19,056
Other current liabilities	1,192,461	1,192,461	1,216,206	1,216,206
Other non-current liabilities	859,917	859,917	533,681	533,681

The fair values of Loans and Financing and Debentures are based on market premises, which may take into consideration discounted cash flows using equivalent market rates and credit rating. All other financial instruments, which are recognized in the Consolidated Financial Statements at their carrying amount, are substantially similar to those that would be obtained if they were traded in the market. However, because there is no active market for these instruments, differences could exist if they were settled in advance. The fair value hierarchy of the financial instruments above are presented in Note 17.g.

c) Risk factors that could affect the Company’s and its subsidiaries’ businesses:

Price risk of commodities: this risk is related to the possibility of changes in prices of the products sold by the Company or in prices of raw materials and other inputs used in the productive process. Since the Company operates in a commodity market, net sales and cost of sales may be affected by changes in the international prices of their products or materials. In order to minimize this risk, the Company constantly monitors the price variations in the domestic and international markets. Furthermore, the Company may contract derivatives in order to reduce this risk.

Interest rate risk: this risk arises from the effects of fluctuations in interest rates applied to the Company’s financial liabilities or assets and future cash flows and income. The Company evaluates its exposure to these risks: (i) comparing financial assets and liabilities denominated at fixed and floating interest rates and (ii) monitoring the variations of interest rates like Secured Overnight Financing Rate (SOFR) and CDI. Accordingly, the Company may enter into interest rate swaps in order to reduce this risk.

Exchange rate risk: this risk is related to the possibility of fluctuations in exchange rates affecting the amounts of financial assets or liabilities or of future cash flows and income. The Company assesses its exposure to the exchange rate by measuring the difference between the amount of its assets and liabilities in foreign currency. The Company understands that the accounts receivables originated from exports, its cash and cash equivalents denominated in foreign currencies and its investments abroad are more than equivalent to its liabilities denominated in foreign currency. Since the management of these exposures occurs at each operation level, if there is a mismatch between assets and liabilities denominated in foreign currency, the Company may contract derivative financial instruments in order to mitigate the effect of exchange rate fluctuations.

Credit risk: this risk arises from the possibility of the Company not receiving amounts arising from sales to customers or investments made with financial institutions. In order to minimize this risk, the Company adopt the procedure of analyzing in details of the financial position of their customers, establishing a credit limit and constantly monitoring their balances. Regarding financial investments, the Company only carries out transactions with first-rate institutions and with low credit risk, as assessed by rating agencies and risk mitigation parameters defined in the Company’s internal guidelines.

Capital management risk: this risk comes from the Company’s choice in adopting a financing structure for its operations. The Company manages its capital structure, which consists of a ratio between the financial debts and its own capital (Net Equity) based on internal policies and benchmarks. The Key Performance Indicators (KPI) related to the “Capital Structure Management” objective are: WACC (Weighted Average Cost of Capital), Net Debt/EBITDA (Earnings before interest, income tax, depreciation and amortization), Coverage Ratio of Net Financial Expenses (EBITDA/Net Financial Expenses) and Debt/Total Capitalization Ratio. Net Debt is formed by the principal of the debt reduced by cash, cash equivalents and short-term investments (notes 4, 15 and 16). Total Capitalization is formed by the Total Debt (composed of the principal of the debt) and the Net Equity (Note 23). The Company may change its capital structure, according to economic and financial conditions, in order to optimize its financial leverage and debt management. At the same time, the Company seeks to improve its ROCE (Return on Capital Employed) through the implementation of working capital management and an efficient program of investments in property, plant and equipment. In the long term, the Company seeks to remain within the parameters below, admitting occasional variations in the short term:

Net debt/EBITDA	Less or equal to 1.5 times
Gross debt limit	R$ 12 billion
Average maturity	more than 6 years

These key indicators are used to monitor the objectives described above and may not be used as indicators for other purposes, such as impairment test.

Liquidity risk: The Company’s management policy of indebtedness and cash on hand is based on using the committed lines and the currently available credit lines with or without a guarantee in export receivables for maintaining adequate levels of short, medium, and long-term liquidity. The maturity of long-term loans and financing, and debentures are presented in Notes 15 and 16, respectively.

	2023
Contractual obligations	Total	Less than 1 year	1-3 years	4-5 years	More than 5 years
Trade accounts payable - domestic market	4,120,701	4,120,701	—	—	—
Trade accounts payable - debtor risk	584,320	584,320	—	—	—
Trade accounts payable - import	1,196,162	1,196,162	—	—	—
Loans and financing	15,355,211	1,783,201	2,327,202	3,038,617	8,206,191
Debentures	1,055,196	14,421	199,915	840,860	—
Related parties	24,992	24,992	—	—	—
Fair value of derivatives	20,648	19,042	1,606	—	—
Other current liabilities	1,192,461	1,192,461	—	—	—
Other non-current liabilities	859,917	—	59,029	—	800,888
	24,409,608	8,935,300	2,587,752	3,879,477	9,007,079

	2022
Contractual obligations	Total	Less than 1 year	1-3 years	4-5 years	More than 5 years
Trade accounts payable - domestic market	4,241,819	4,241,819	—	—	—
Trade accounts payable - debtor risk	653,085	653,085	—	—	—
Trade accounts payable - import	1,724,019	1,724,019	—	—	—
Loans and financing	17,262,024	2,492,262	1,987,699	1,369,784	11,412,279
Debentures	1,863,925	628,886	270,236	964,803	—
Related parties	24,890	24,890	—	—	—
Fair value of derivatives	19,056	19,056	—	—	—
Other current liabilities	1,216,206	1,216,206	—	—	—
Other non-current liabilities	533,681	—	45,431	—	488,250
	27,538,705	11,000,223	2,303,366	2,334,587	11,900,529

Sensitivity analysis:

The Company performed a sensitivity analysis, which can be summarized as follows:

Impacts on Statements of Income

Assumptions	Percentage of change	2023	2022
Foreign currency sensitivity analysis - Loans and financing	5%	10,197	(40,693)
Foreign currency sensitivity analysis - Imports/Exports	5%	(28,929)	(73,085)
Interest rate sensitivity analysis	10 bps	29,939	32,377
Sensitivity analysis of changes in prices of products sold	1%	689,164	824,122
Sensitivity analysis of changes in raw material and commodity prices	1%	425,232	486,066
Currency forward contracts	5%	(8,311)	9,507
Commodity contracts	5%	(2,850)	2,899
Swaps USD x DI	5%	7,604	—
Swaps IPCA x DI	5%	(152)	—

Foreign currency sensitivity analysis: As of December 31, 2023, the Company is mainly exposed to variations between the Real and the Dollar. The sensitivity analysis carried out by the Company considers the effects of a 5% increase or decrease between the Real and the Dollar in its non-hedged debts, trade accounts receivable - exports from Brazil and trade accounts payable – imports. Variations between the local currencies of other countries and the Dollar do not represent material exposures. In this analysis, if the Real appreciates against the Dollar, this would represent a gain of R$ 10,197 (expense of R$ 40,693 as of December 31, 2022). If the Real depreciates against the Dollar, this would represent an expense of the same amount. As for foreign currency variations in Imports/Exports, if the Real appreciates against the Dollar, this would represent an expense of R$28,929 (expense of R$73,085 on December 31, 2022), if the Real depreciates against the Dollar, this would represent a gain of the same value.

The net values of other assets and other liabilities in foreign currencies do not present significant risks of impacts due to fluctuations in the exchange rate.

Interest rate sensitivity analysis: The interest rate sensitivity analysis made by the Company considers the effects of an increase or reduction of 10 basis point (bps) on the average interest rate applicable to the floating part of its debt. The calculated impact, considering this variation in the interest rate totals R$ 29,939 as of December 31, 2023 (R$ 32,377 as of December 31, 2022) and would impact the Financial expenses account in the Consolidated Statements of Income. The specific interest rates to which the Company is exposed are related to the loans, financing, and debentures presented in Notes 15 and 16, and are mainly comprised by SOFR and CDI — Interbank Deposit Certificate.

Sensitivity analysis of changes in sales price of products and price of raw materials and other inputs used in production: The Company is exposed to changes in the price of its products. This exposure is associated with the fluctuation of the sales price of the Company’s products and the price of raw materials and other inputs used in the production process, mainly for operating in a commodity market. The sensitivity analysis made by the Company considers the effects of an increase or of a reduction of 1% on both prices. The impact measured considering this variation in the price of products sold, considering the revenues and costs for the year ended on December 31, 2023, totals R$ 689,164 (R$ 824,122 as of December 31, 2022) and the variation in the price of raw materials and other inputs totals R$ 425,232 as of December 31, 2023 (R$ 486,066 as of December 31, 2022). The impact in the price of products sold and raw materials would be recorded in the accounts Net Sales and Cost of Sales, respectively, in the Consolidated Statements of Income. The Company does not expect to be more vulnerable to a change in one or more specific product or raw material.

Sensitivity analysis of currency forward contracts: the Company has exposure to dollar forward contracts for some of its assets and liabilities. The sensitivity analysis carried out by the Company considers the effects of a 5% increase or decrease in the Dollar against the Argentinian Peso, and its effects on the mark to market of these derivatives. A 5% increase in the Dollar against the Argentinian Peso represents an expense of R$ 8,311 as of December 31,2023 (income of R$ 9,507 as of December 31, 2022) and a 5% decrease in the Dollar against the Argentinian Peso represents a gain in the same amount in December 31, 2023 and an expense in the same amount in December 31, 2022. Forward contracts in Dollar/Argentinian Peso were intended to cover asset and liability positions in Dollars and the effects of the mark to market of these contracts were recorded in the Consolidated Statement of Income. On December 31, 2023 and December 31, 2022 there was no open position of forward contracts for currencies in Reais against the Dollar. Dollar forward contracts to which the Company is exposed are presented in note 17.e.

Sensitivity analysis of commodity forward contracts: the Company has exposure to Commodity forward contracts (coal, natural gas and nickel) for some of its liabilities. The sensitivity analysis carried out by the Company considers the effects of a 5% increase or decrease in the price of the commodity, and its effects on the mark to market of these derivatives. A 5% increase in the price of the commodity represents an expense of R$ 2,850 as of December 31, 2023 (income of R$ 2,899 as of December 31, 2022), and a 5% decrease in the price of the commodity represents an income in 2023 and an expense in 2022 in the same amount. Coal, nickel and natural gas forward contracts were intended to cover liability positions and the mark to market effects of these contracts were recorded in the Consolidated Statement of Income. Commodity forward contracts to which the Company is exposed are presented in Note 17.e.

Sensitivity analysis of USD x DI swaps: the Company has USD x DI swaps to protect some of its Loans and financing. The sensitivity analysis carried out by the Company considers the impact on the MTM of a 5% increase in the Dollar against Real for all vertices of the respective operations. This variation would represent an income of R$7,604 (R$0 as of December 31, 2022). These effects would be recognized in the Consolidated Income Statement. The USD x DI swaps that the Company is exposed to are presented in Note 17.e.

Sensitivity analysis of IPCA x DI swaps: the Company has IPCA x DI swaps to protect some of its loans and financing. The sensitivity analysis carried out by the Company considers the impact on MTM of a 5% increase in the real yield curve for all vertices of the respective operations. This variation would represent an expense of R$152 (R$0 as of December 31, 2022). These effects would be recognized in the Consolidated Income Statement. The IPCA x DI swaps to which the Company is exposed to are presented in Note 17.e.

d) Financial Instruments per Category

Summary of the financial instruments per category:

		Financial asset at fair
2023	Financial asset at	value through profit or
Assets	amortized cost	loss	Total
Short-term investments	—	2,338,097	2,338,097
Trade accounts receivable - net	4,875,394	—	4,875,394
Fair value of derivatives	—	766	766
Other current assets	529,629	13,659	543,288
Other non-current assets	353,370	2,020	355,390
Total	5,758,393	2,354,542	8,112,935
Financial income (expenses)	550,407	584,255	1,134,662

	Financial liability at fair
2023	value through profit or	Financial liability at
Liabilities	loss	amortized cost	Total
Trade accounts payable - domestic market	—	4,120,701	4,120,701
Trade accounts payable - debtor risk	—	584,320	584,320
Trade accounts payable - import	—	1,196,162	1,196,162
Loans and financing	—	10,079,675	10,079,675
Debentures	—	813,633	813,633
Related parties	—	24,992	24,992
Fair value of derivatives	20,648	—	20,648
Other current assets	—	1,192,461	1,192,461
Other non-current assets	—	859,917	859,917
Total	20,648	18,871,861	18,892,509
Financial income (expenses)	(54,874)	(2,185,910)	(2,240,784)

		Financial asset at fair
2022	Financial asset at	value through proft or
Assets	amortized cost	loss	Total
Short-term investments	—	2,959,135	2,959,135
Trade accounts receivable - net	4,999,004	—	4,999,004
Fair value of derivatives	—	3,272	3,272
Other current assets	789,901	—	789,901
Other non-current assets	559,389	140,988	700,377
Total	6,348,294	3,103,395	9,451,689
Financial income (expenses)	318,105	475,910	794,015

	Financial liability at fair
2022	value through profit or	Financial liability at
Liabilities	loss	amortized cost	Total
Trade accounts payable - domestic market	—	4,241,819	4,241,819
Trade accounts payable - drawn risk	—	653,085	653,085
Trade accounts payable - import	—	1,724,019	1,724,019
Loans and financing	—	11,179,617	11,179,617
Debentures	—	1,427,773	1,427,773
Related parties	—	24,890	24,890
Fair value of derivatives	19,056	—	19,056
Other current liabilities	—	1,216,206	1,216,206
Other non-current liabilities	—	533,681	533,681
Total	19,056	21,001,090	21,020,146
Financial income (expenses)	(44,386)	(2,642,055)	(2,686,441)

e) Operations with derivative financial instruments

Risk management objectives and strategies: In order to execute its strategy of sustainable growth, the Company implements risk management strategies in order to mitigate market risks.

The objective of derivative transactions is always related to mitigating market risks as stated in our policies and guidelines. All derivative instruments in force are monthly reviewed by the Financial Risk Committee, which validates the fair value of such instruments. All gains and losses on derivative instruments are recognized at their fair value in the Company’s consolidated financial statements in the line of Gains (Losses) on financial instruments, net.

Policy for use of derivatives: The Company is exposed to various market risks, including changes in exchange rates, commodities prices and interest rates. The Company uses derivatives and other financial instruments to reduce the impact of such risks on the fair value of its assets and liabilities or in future cash flows and income. The Company has established policies to evaluate the market risks and to approve the use of derivative transactions related to these risks. The Company enters into derivative financial instruments solely to manage the market risks mentioned above and never for speculative purposes. Derivative financial instruments are used only when they have a related position (asset or liability exposure) resulting from business operations, investments and financing.

Policy for determining fair value: the fair value of derivative financial instruments is determined using models and other valuation techniques, including future prices and market curves.

Derivative transactions may include: interest rate and/or currency swaps, currency futures contracts and currency options contracts.

Currency forward contracts: The Company may contract forward contract operations, through which it receives/pays a fixed dollar amount and receives/pays a fixed Real/Argentinian peso amount. Counterparties are always top - tier financial institutions with low credit risk.

Swap Contracts: The Company may contract a swap contract operation, through which it exchanges interest rate indices or local and/or foreign currency. Counterparties are always top - tier financial institutions with low credit risk.

The derivatives instruments can be summarized and categorized as follows:

		Notional value		Amount receivable		Amount payable
Contracts	Position	2023	2022	2023	2022	2023	2022

Currency forward contracts
Maturity in 2024	buyed in US$	US$ 34.2 million	US$ 30.9 million	—	—	17,337	17,950

Commodity contracts
Maturity in 2024	buyed in US$	US$ 12.1 million	US$ 2.4 million	32	3,272	1,349	1,106

Swaps IPCA x DI
Maturity in 2024	99.2% of CDI	R$ 450.0 million	—	734	—	356	—

Swaps USD x DI
Maturity in 2026	107.9% of CDI	US$ 30.6 million	—	—	—	1,606	—

Total fair value of financial instruments				766	3,272	20,648	19,056

Fair value of derivatives	2023	2022
Current assets	766	3,272
	766	3,272
Fair value of derivatives
Current liabilities	19,042	19,056
Non-current liabilities	1,606	—
	20,648	19,056

	2023	2022
Net Income
Gains on financial instruments	39,895	83,465
Losses on financial instruments	(54,874)	(44,386)
	(14,979)	39,079
Other comprehensive income
Gains on financial instruments	783	—
Losses on financial instruments	—	(607)
	783	(607)

f) Net investment hedge

The Company designated as hedge of part of its net investments in subsidiaries abroad the operations of Ten Years Bonds. Consequently, the effect of exchange rate changes on these debts on the amount of US$ 0.4 billion (equivalent to R$2.1 billion on December 31, 2023) (designated as a hedge) has been recognized in the Statement of Comprehensive Income.

The Company demonstrated effectiveness of the hedge as of its designation dates and demonstrated the high effectiveness of the hedge from the contracting of each debt for the acquisition of these companies abroad, whose effects were measured and recognized directly in the Statement of Comprehensive Income as an unrealized gain, net of taxes, in the amount R$ 247,924 for the year ended on December 31, 2023 (gain of R$ 488,146 for the year ended on December 31, 2022).

The objective of the hedge is to protect, during the existence of the debt, the amount of part of the Company’s investment in the subsidiaries abroad mentioned above against positive and negative changes in the exchange rate. This objective is consistent with the Company’s risk management strategy. Prospective and retrospective tests demonstrated the effectiveness of these instruments.

g) Measurement of fair value:

IFRS Accounting Standards defines fair value as the price that would be received for the sale of an asset or that would be paid for the transfer of a liability in an arm’s length transaction between market participants on the measurement date. The standard also establishes the classification by price quoted in an active market for an identical asset or liability or when it is based on a valuation technique that uses only observable market data.

As detailed in Note 17.d, on December 31, 2023 and December 31, 2022, the Company maintained certain assets classified as Financial asset at fair value through profit or loss and liabilities classified as Financial Liability at fair value through profit or loss, whose fair value measurement is required on a recurring basis.

The Company’s financial assets and liabilities, measured at fair value on a recurring basis, are measured by a valuation technique that uses only observable market data.

h) Changes in liabilities from Cash flow from financing activities:

The Company has summarized below the changes in the liabilities of cash flow from financing activities, from its Statement of Cash Flows:

		Cash transactions		Non cash transactions
				Interest expense on
				loans and Interest on
	Balances as of	Proceeds/(Repayment)	Interest paid on	loans with related	Exchange variation	Balances as of
	January 1, 2021	from financing activities	loans and financing	parties	and others	December 31, 2021
Related parties	(111,499)	139,556	—	(6,089)	2	21,970
Leasing payable	856,474	(275,944)	(68,699)	68,699	337,835	918,365
Debt, Debentures and Losses/Gains on financial instruments - Derivative instruments	17,516,322	(4,506,918)	(1,100,826)	1,059,841	1,068,028	14,036,447

		Cash transactions		Non cash transactions
				Interest expense on
				loans and Interest on
	Balances as of	Proceeds/(Repayment)	Interest paid on	loans with related	Exchange variation	Balances as of
	December 31, 2021	from financing activities	loans and financing	parties	and others	December 31, 2022
Related parties	21,970	2,721	—	199	—	24,890
Leasing payable	918,365	(310,226)	(88,370)	88,370	422,504	1,030,643
Debt, Debentures and Losses/Gains on financial instruments - Derivative instruments	14,036,447	(937,815)	(968,851)	964,607	(471,214)	12,623,174

		Cash transactions		Non cash transactions
				Interest expense on
				loans and Interest on
	Balances as of	Proceeds/(Repayment)	Interest paid on	loans with related	Exchange variation	Balances as of
	December 31, 2022	from financing activities	loans and financing	parties	and others	December 31, 2023
Related parties	24,890	102	—	—	—	24,992
Leasing payable	1,030,643	(388,202)	(127,787)	127,787	635,161	1,277,602
Debt, Debentures and Losses/Gains on financial instruments - Derivative instruments	12,623,174	(1,054,000)	(858,301)	840,069	(637,752)	10,913,190